Exhibit 99.1

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CORPORATE MONTHLY OPERATING REPORT

	Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
	Business unit number:	65500		65501		65502		65503		10001

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		Yes		Yes		Yes		Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes		No	[1]	No	[1]	No	[1]	Yes
Copies of bank statements		Yes		No	[1]	No	[1]	No	[1]	Yes
Cash disbursements journals		Yes		No	[1]	No	[1]	No	[1]	Yes
Statement of Operations	MOR-2	Yes		Yes		Yes		Yes		Yes
Balance Sheet	MOR-3	Yes		Yes		Yes		Yes		Yes
Status of Post-petition Taxes	MOR-4	Yes		Yes		Yes		Yes		Yes
Copies of IRS Form 6123 or payment receipt		Yes		Yes		Yes		Yes		Yes
Copies of tax returns filed during reporting period		Yes		Yes		Yes		Yes		Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes		Yes		Yes		Yes		Yes
Listing of Aged Accounts Payable		Yes		Yes		Yes		Yes		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	No	[2]	No	[2]	No	[2]	Yes		No	[2]
Taxes Reconciliation and Aging	MOR-5	Yes		Yes		Yes		Yes		Yes
Payments to Insiders and Professional	MOR-6	Yes		Yes		Yes		Yes		Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes		Yes		Yes		Yes		Yes
Debtor Questionnaire	MOR-7	Yes		Yes		Yes		Yes		Yes

[1]    Dynegy Northeast Generation, Inc. and Dynegy Holdings, LLC are the only two debtor entities with bank accounts.

[2]    Dynegy Roseton, LLC, Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Northeast Generation, Inc.			Dynegy Holdings, LLC	Total
Business unit number:	65500	65501	65502	65503	65500			10001

	ALLOCATION [1]				BANK ACCOUNTS			BANK ACCOUNTS	BANK ACCOUNTS
	February 1 - February 29, 2012	February 1 - February 29, 2012	February 1 - February 29, 2012	February 1 - February 29, 2012	# 5260	#2269	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)	# 7678	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH					$2,766	$138	$2,904	$29,415	$32,319

RECEIPTS
CASH SALES	$—	$—	$—	$—	$—	$—	$—	$—	$—
ACCOUNTS RECEIVABLE - PREPETITION	—	—	126	129	255	—	255	—	255
ACCOUNTS RECEIVABLE - POSTPETITION	—	—	1,709	352	2,061	—	2,061	—	2,061
LOANS AND ADVANCES	—	—	—	—	—	—	—	—	—
SALE OF ASSETS	—	—	—	—	—	—	—	—	—
OTHER (ATTACH LIST)	—	—	—	—	—	0	0	—	0
TRANSFERS (FROM DIP ACCTS)	2,000	—	—	—	2,000	—	2,000	—	2,000
TOTAL RECEIPTS	$2,000	$—	$1,835	$481	$4,316	$0	$4,316	$—	$4,316

DISBURSEMENTS
NET PAYROLL	$—	$—	$(316)	$(473)	$(789)	$—	$(789)	$—	$(789)
PAYROLL TAXES	—	—	(128)	(192)	(320)	—	(320)	—	(320)
OTHER EMPLOYEE BENEFITS	—	—	(139)	(201)	(340)	—	(340)	—	(340)
SALES, USE, & OTHER TAXES	—	—	(0)	—	(0)	—	(0)	—	(0)
INVENTORY PURCHASES	—	—	—	—	—	—	—	—	—
SECURED/ RENTAL/ LEASES	—	—	—	—	—	—	—	—	—
INSURANCE	—	—	—	—	—	—	—	—	—
OPERATING EXPENSES	—	—	(210)	(379)	(589)	—	(589)	—	(589)
G & A	—	—	(280)	(280)	(560)	—	(560)	—	(560)
FUEL PURCHASES	—	—	(209)	(2,258)	(2,467)	—	(2,467)	—	(2,467)
CAPEX	—	—	—	—	—	—	—	—	—
COLLATERAL	—	—	—	—	—	—	—	—	—
BANK FEES	—	—	—	—	—	—	—	—	—
OTHER	(1)	—	—	—	(1)	—	(1)	(33)	(34)
OWNER DRAW	—	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS)	—	—	—	—	—	—	—	(2,000)	(2,000)
PROFESSIONAL FEES	—	—	—	—	—	—	—	(2,993)	(2,993)
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—
COURT COSTS	—	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	$(1)	$—	$(1,282)	$(3,783)	$(5,066)	$—	$(5,066)	$(5,026)	$(10,092)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$1,999	$—	$553	$(3,302)	$(750)	$0	$(750)	$(5,026)	$(5,776)

CASH – END OF MONTH					$2,016	$138	$2,154	$24,389	$26,543

Note:                    DNE also has the following additional Zero-Balance Accounts: Payroll Tax (5302), Payroll (5294), Gross Margin & Clearing (5286), and Capex, Opex, and G&A (5278).

Note:                    Total outstanding checks for all accounts is $6,464.

[1]                                  Hudson Power, LLC, Dynegy Roseton, LLC, and Dynegy Danskammer, LLC do not have bank accounts.  Therefore all cash receipts and disbursements from these entities flow through Dynegy Northeast Generation’s Master Bank Account #5260.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

($000)

Debtor:	Dynegy Northeast Generation, Inc.							Dynegy Holdings, LLC
Business unit number:	65500							10001

	Concentration Account	Capex, Opex & G&A ZBA	Gross Margin & Clearing ZBA	Payroll ZBA	Payroll Tax ZBA	UAA		Concentration Account	Cash Collateral
	# 5260	# 5278 [1]	# 5286	# 5294 [1]	# 5302	# 2269	Total	# 7678	# 0204
BALANCE PER BOOKS	$2,023	$(1)	$—	$(6)	$—	$138	$2,154	$24,389	$27,005

BANK BALANCE	2,023	—	—	—	—	138	2,161	24,389	27,005
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	—	—	—	—	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	(1)	—	(6)	—	—	(7)	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—	—	—	—	—	—

ADJUSTED BANK BALANCE	$2,023	$(1)	$—	$(6)	$—	$138	$2,154	$24,389	$27,005

Note:      Dynegy Roseton, LLC, Dynegy Danskammer, LLC, and Hudson Power, LLC do not have bank accounts.

[1]           The Adjusted Bank Balances represent the total $6,464 of outstanding checks.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

STATEMENT OF OPERATIONS

MOR - 2

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	February	November 8 - February 29, 2012	February	November 8 - February 29, 2012	February	November 8 - February 29, 2012	February	November 8 - February 29, 2012	February	November 8 - February 29, 2012

	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE
Revenues	$—	$—	$—	$—	$—	$—	$(1)	$7	$—	$—
Intercompany Revenues	—	(9)	—	—	864	3,807	330	8,467	—	—
Cost of Sales	—	(44)	—	—	209	715	308	6,641	—	(12)
Intercompany Cost of Sales	—	—	—	—	(21)	(21)	—	(16)	—	—
Gross Margin	—	35	—	—	676	3,113	21	1,849	—	12
O&M Costs	73	7,634	—	—	2,511	7,901	2,156	6,135	—	—
Operating Margin	(73)	(7,599)	—	—	(1,835)	(4,788)	(2,135)	(4,286)	—	12
Depreciation & Amortization	—	—	—	—	—	(4,881)	—	(2,006)	—	—
Asset Impairments	—	—	—	—	—	(8)	—	568	—	—
G & A	325	1,727	—	—	7	35	7	35	—	4,294
Operating Income/(Loss)	(398)	(9,326)	—	—	(1,842)	66	(2,142)	(2,883)	—	(4,282)
Bankruptcy Reorg charges	—	(970,107)	—	—	—	569,498	—	86,935	(4,982)	(357,010)
Equity Earnings	—	—	—	—	—	—	—	—	(26,411)	(487,813)
Interest Expense	(30)	5,406	(0)	(1)	(53)	(4,927)	(55)	(1,027)	(7)	(945)
Other Income/(Expense)	3	0	—	—	—	(6)	—	(1)	7,905	30,034
Income (loss) before income taxes	(425)	(974,027)	(0)	(1)	(1,895)	564,631	(2,197)	83,024	(23,495)	(820,016)
Tax Provision	—	—	—	—	—	—	—	—	—	181,612
Income (loss) from operations	(425)	(974,027)	(0)	(1)	(1,895)	564,631	(2,197)	83,024	(23,495)	(1,001,628)

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	February	January	February	January	February	January	February	January	February	January

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Assets:
Cash and Cash Equivalents	$2,154	$2,903	$—	$—	$4	$4	$4	$4	$24,389	$29,415
ST Investments - Restricted	—	—	—	—	—	—	—	—	27,005	27,005
AR Affiliates	195	195	—	—	—	—	—	0	—	—
Interest Rec Interco	—	—	—	—	—	—	—	—	24,241	16,335
Accounts Receivable	—	—	—	—	—	—	5	—	7,130	7,130
Inventory	—	—	—	—	11,674	11,696	24,306	21,989	—	—
Risk Management Assets	—	—	—	—	—	—	—	1	—	—
Risk Management Assets - Affiliate	—	—	—	—	894	—	1	—
Prepaids & Other Assets	2,981	3,085	—	—	8,704	5,480	3,968	2,475	4,425	4,425
Total Current Assets	$5,330	$6,183	$—	$—	$21,276	$17,180	$28,284	$24,469	$87,190	$84,310

Property, Plant and Equipment:
Property, Plant & Equipment	$(919,703)	$(919,703)	$—	$—	$719,375	$719,375	$468,221	$468,221	$—	$—
Accumulated DD&A	919,703	919,703	—	—	(719,375)	(719,375)	(468,221)	(468,221)	—	—
Net Property, Plant and Equipment	0	—	—	—	(0)	—	—	—	—	—
Other Assets:
Investment-Consolidated Subs	285,551	285,551	285,551	285,551	—	—	—	—	5,297,037	5,323,523
LT Notes and AR - IC	—	—	—	—	—	—	—	—	1,250,297	1,250,297
Net Other Assets	285,551	285,551	285,551	285,551	—	—	—	—	6,547,334	6,573,820
Total Assets	$290,881	$291,734	$285,551	$285,551	$21,276	$17,180	$28,284	$24,469	$6,634,524	$6,658,130

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001
	February	January	February	January	February	January	February	January	February	January

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party	$1,410	$976	$—	$—	$50	$121	$109	$249	$—	$—
Accounts Payable-Affiliates	1,111	923	—	—	357	357	1,603	1,603	—	—
Intercompany Due To-From	(19,508)	(18,496)	1	1	73,776	72,603	222,822	218,963	1,301,193	1,303,243
Interest Accrued	(1)	—	—	—	—	—	—	—	—	—
Interest Accrued- Intercompany	77	46	—	—	—	—	—	—	9,751	9,751
Taxes Accrued	52	26	—	—	5,216	437	2,340	197	—	—
Other Accrued Liabilities	1,483	1,549	—	—	537	448	770	690	6,045	4,031
Def Income Taxes – Cur Liab	—	—	—	—	—	—	—	—	—	—
Risk Management Liabilities	—	—	—	—	—	—	1	1	—	—
Risk Management Liabilities - Affiliate	—	—	—	—	—	—	1	—
Short Term Debt - I/C	4,000	4,000	—	—	—	—	—	—	—	—
Total Current Liabilities	$(11,376)	$(10,976)	$1	$1	$79,936	$73,966	$227,646	$221,703	$1,316,989	$1,317,025

Long-Term Liabilities:
Liabilities subject to compromise	$—	$—	$—	$—	$—	$—	$—	$—	$4,012,436	$4,012,436
Long Term Debt - Interco	—	—	—	—	—	—	—	—	1,262,000	1,262,000
Def Income Taxes – N Cur Liab	—	—	—	—	—	—	—	—	(0)	(0)
Other LT Liabilities	17,632	17,581	—	—	2,670	2,649	7,579	7,510	4,299	4,299
Total Liabilities	6,256	6,605	1	1	82,606	76,615	235,225	229,213	6,595,724	6,595,760

Equity:
Receivables - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$(846,462)	$(846,462)
Common Stock Issued - I/C	1	1	—	—	—	—	—	—	—	—
Common Stock-A	—	—	—	—	—	—	—	—	1	1
Addl Paid In Capital	2,808,579	2,808,579	545,066	545,066	306,311	306,311	238,755	238,755	5,134,990	5,134,990
Other Comprehensive Income	541	619	—	—	—	—	—	—	928	1,003
Retained Earnings (Accumulated Deficit)	(2,524,496)	(2,524,070)	(259,516)	(259,516)	(367,641)	(365,746)	(445,696)	(443,499)	(4,250,657)	(4,227,162)
Total Dynegy Inc Equity	$284,625	$285,129	$285,550	$285,550	$(61,330)	$(59,435)	$(206,941)	$(204,744)	$38,800	$62,370

Total Liabilities & Equity	$290,881	$291,734	$285,551	$285,551	$21,276	$17,180	$28,284	$24,469	$6,634,524	$6,658,130

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Northeast Generation, Inc.						Dynegy Roseton, LLC
Business unit number:	65500						65502

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	175,089	175,089	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	75,110	75,110	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	101,681	101,681	—	—	—	—	—	—	—	—	—
Unemployment	—	323	—	—	—	323	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$352,203	$351,880	—	—	$323	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	67,777	67,777	—	—	—	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—	309	99	408	—	—	—
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	2,362	—	—	—	2,362	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Franchise Tax	25,795	25,795	—	—	—	51,590	—	—	—	—	—	—
Metro Commuter Tax	—	2,666	—	—	—	2,666	—	—	—	—	—	—
Total State and Local	$25,795	$98,600	$67,777	—	—	$56,618	$309	$99	$408	—	—	$—

Total Taxes	$25,795	$450,803	$419,657	—	—	$56,941	$309	$99	$408	—	—	$—

[1]	Payroll taxes are totals from six payroll tax payments made on 2/1, 2/8, 2/15, 2/16, 2/23, and 2/29.
[2]

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

SUMMARY OF UNPAID	Dynegy Northeast Generation, Inc.					Dynegy Roseton, LLC
POST-PETITION DEBTS	65500					65502

	Number of Days Past Due					Number of Days Past Due
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	$1,958,061	$—	$—	$—	$1,958,061	$90,719	$—	$—	$—	$90,719
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable [2]	56,941	—	—	—	56,941	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	6,500	—	—	—	6,500	13,000	—	—	—	13,000
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	$2,021,502	$—	$—	$—	$2,021,502	$103,719	$—	$—	$—	$103,719

[1]	The Debtors are current on Payroll and Wage liabilities.
[2]

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Danskammer, LLC						Dynegy Holdings, LLC [3]
Business unit number:	65503						10001

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$—	$—	—	—	$—	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
Sales/Use	1,834	197	2,031	—	—	—	—	—	—	—	—	—
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Franchise Tax	—	—	—	—	—	—	—	—	—	—	—	—
Metro Commuter Tax	—	—	—	—	—	—	—	—	—	—	—	—
Total State and Local	$1,834	$197	$2,031	—	—	$—	$—	$—	$—	—	—	$—

Total Taxes	$1,834	$197	$2,031	—	—	$—	$—	$—	$—	—	—	$—

[2]

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

[3]	Dynegy Holdings, LLC is a holding company and has no payroll.

SUMMARY OF UNPAID	Dynegy Danskammer, LLC					Dynegy Holdings, LLC
POST-PETITION DEBTS	65503					10001

	Number of Days Past Due					Number of Days Past Due
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	$612,052	$—	$—	$—	$612,052	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable [2]	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	13,000	—	—	—	13,000	5,940,410	—	—	—	5,940,410
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	$625,052	$—	$—	$—	$625,052	$5,940,410	$—	$—	$—	$5,940,410

[1]	The Debtors are current on Payroll and Wage liabilities.
[2]

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid.  Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

In re Dynegy Holdings, LLC
Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Hudson Power, LLC [4]
Business unit number:	65501

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding [1]	—	—	—	—	—	—
FICA-Employee [1]	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Income	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$—	$—	—	—	$—

State and Local
Withholding [1]	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—
Excise	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Real Property [2]	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—
Franchise Tax	—	—	—	—	—	—
Metro Commuter Tax	—	—	—	—	—	—
Total State and Local	$—	$—	$—	—	—	$—

Total Taxes	$—	$—	$—	—	—	$—

[4]  Hudson Power, LLC has no payroll.

SUMMARY OF UNPAID	Hudson Power, LLC
POST-PETITION DEBTS	65501

Number of Days Past Due
	Current	31-60	61-90	Over 91	Total
Accounts Payable	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—
Taxes Payable [2]	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—
Professional Fees	217	—	—	—	217
Amounts Due to Insiders	—	—	—	—	—
Total Post-petition Debts	$217	$—	$—	$—	$217

In re Dynegy Holdings, LLC
Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor:	Dynegy Danskammer, LLC
Business unit number:	65503

Accounts Receivable Reconciliation	Amount [1]
Total Accounts Receivable at the beginning of the reporting period	$—
Plus: Amounts billed during the period	4,575
Less: Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$4,575

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$4,575	$—	$—	$—	$4,575
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—
Total Accounts Receivable	$4,575	$—	$—	$—	$4,575

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	$4,575	$—	$—	$—	$4,575

[1]	Includes only amounts from third party receivables.

Note:

Dynegy Roseton, LLC, Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable. The $7.1 million accounts receivable on the DH balance sheet at MOR - 3 relates to taxes receivable.

Note:

The $195K accounts receivable from affiliates on Dynegy Northeast Generation’s balance sheet at MOR - 3 relates to 2011 year end true up entries of $58K due from Dynegy Power Marketing, LLC for the EMA Agreement and $137K from Dynegy, Inc. for the O&M Service Agreement. Both amounts will be settled in March 2012.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Holdings, LLC						Hudson Power, LLC
10001						65501

PROFESSIONALS						PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
Sidley Austin LLP		—	1,398,566	2,618,584	2,111,433	US Trustee Fee		—	—	325	217
Akin, Gump		—	1,459,844	1,459,844	3,040,156	TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$325	$217
FTI Consulting, Inc.		—	—	—	450,000
Epiq Bankruptcy Solutions			78,043	78,043	321,957
US Trustee Fee		—	—	—	6,500
Dewey and LeBoeuf LLP [1]		—	22,919	22,919	—
Huff Wilkes LLP [2]		—	3,443	3,443	—
King and Spalding [2]		—	30,029	30,029	—
Bryan Cave		—	—	—	10,364
Blackstone [3]		—	—	—	—
Davies Ward [3]		—	—	—	—
IFC Resources [3]		—	—	—	—
Kurtzman Carson [3]		—	—	—	—
Quinn Emmanuael [3]		—	—	—	—
Zolfo Cooper [3]		—	—	—	—
TOTAL PAYMENTS TO PROFESSIONALS		$—	$2,992,844	$4,212,862	$5,940,410

[1]           Includes $15,228 payment from Dynegy Holdings on behalf of Dynegy Roseton and Dynegy Danskammer.

[2]           Fee paid by Dynegy Holdings on behalf of Dynegy Roseton and Dynegy Danskammer.

[3]           The debtors have not received an invoice from the Professional.

Note:      Dynegy Holdings does not have a bank account set up to write checks on.  Therefore, $10,400 of accrued Q4 US Trustee Fees were paid by DNE.

Note:      No payments were made to Insiders from any of the debtor entities in February.

Note:      None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Roseton, LLC						Dynegy Danskammer, LLC
65502						65503

PROFESSIONALS						PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
US Trustee Fee		—	—	6,500	13,000	US Trustee Fee		—	—	10,400	13,000
TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$6,500	$13,000	TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$10,400	$13,000

Note:             No payments were made to Insiders from any of the debtor entities in February.

Note:             None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Northeast Generation, Inc.

665500

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID\
US Trustee Fee [4]		—	—	15,275	6,500
TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$15,275	$6,500

[4]           Includes $10,400 payment made on behalf of Dynegy Holdings, LLC.

Note:      No payments were made to Insiders from any of the debtor entities in February.

Note:      None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: February 1 - February 29, 2012

DEBTOR QUESTIONNAIRE

MOR - 7

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes:
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X

Certain critical vendors have been paid for pre-petition invoices. All payments have been pre-approved through the established process. Post-petition intercompany receivables have been accrued and will be received in the normal course of business since DYPM markets the DNE energy and originally receives the cash before forwarding it to DNE.

Are any post petition receivables (accounts, notes or loans) due from related parties?	X		Related to Services and EMA agreements.
Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X

Property taxes in the amount of $5,216,158 for Roseton and $2,340,389 for Danskammer became due on January 31, 2012 and have not been paid. Because of, among other things, the assessment date related to this property tax liability, the Debtors believe that this tax liability is a pre-petition tax liability and, as such, they are current on all post-petition taxes.

Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X		Transaction taxes
Are any amounts owed to post petition creditors delinquent?		X
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?	X		Intercompany loans have been extended from DH to other of the debtor entities through the DIP facility. No third party loan activity ocurred.
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Note:	This Questionnaire covers Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., Dynegy Danskammer, LLC, Dynegy Roseton, LLC, and Hudson Power, LLC.